UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 2, 2009

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On January 2, 2009, the annual salary for Mr. Kneen, Senior Vice President – Finance and Administration, was increased to $285,000 as of January 1, 2009 based on the increased responsibilities associated with his recent promotion from Vice President - Finance.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed with this report.

Exhibit No.	Descriptions
99.1	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 2, 2009
GulfMark Offshore, Inc. (Registrant)
By:	/s/ Edward A. Guthrie
Executive Vice President & CFO